Exhibit 99.1

    SUPPLEMENTAL SCHEDULES OF REPORTABLE SEGMENT DATA AND RECONCILIATION OF GAAP AND NON-GAAP INFORMATION, INCLUDING NET DEBT LEVERAGE RATIO, RECAST TO EXCLUDE HISTORICAL FINANCIAL RESULTS FOR THE TOPGOLF AND JACK WOLFSKIN BUSINESSES

As disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, in 2025, Callaway Golf Company (the “Company,” “we,” “our,” “us”) undertook a strategic realignment to focus on our core Golf Equipment and complementary soft goods businesses, which resulted in the sale of our Jack Wolfskin and Topgolf businesses (the “Divestitures”). On May 31, 2025, we completed the sale of 100% of the outstanding equity interests of Callaway Germany Holdco GmbH, which owned the Jack Wolfskin business, to a subsidiary of ANTA Sports Products Limited. Following this, on November 17, 2025, we entered into a definitive agreement to sell a 60% ownership interest in our Topgolf and Toptracer businesses (“Topgolf”) to private equity funds managed by Leonard Green & Partners, L.P. The transaction closed effective January 1, 2026, at which time we retained a 40% ownership interest in Topgolf.
In connection with the changes to our organizational structure as a result of the Divestitures, effective as of the fourth quarter of 2025, we have two operating and reportable business segments:
•Golf Equipment: includes the operations of our golf clubs and golf balls business under the Callaway Golf and Odyssey brand names; and
•Apparel, Gear and Other (formerly, “Active Lifestyle”): includes the operations of our soft goods business marketed under the Callaway, TravisMathew, and OGIO brand names.
Operating results for the Topgolf and Jack Wolfskin businesses, which were historically included in the Topgolf and Active Lifestyle operating segments, respectively, have been reclassified as discontinued operations for all periods presented and excluded from segment results. For more information, see our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
The information included herein presents recast historical net sales, operating segment and non-GAAP information to reflect our current organizational structure, but has no impact on previously consolidated financial statements for any period and does not represent a restatement of previously issued financial statements.

Non-GAAP Information
The GAAP results contained in this exhibit have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). To supplement the GAAP results, we have provided certain non-GAAP financial information as follows:
Constant Currency Basis. We have provided certain information regarding our financial results or projected financial results on a "constant currency basis" or as "constant currency" results. This information estimates the impact of changes in foreign currency exchange rates on the translation of our current or projected future period financial results as compared to the applicable comparable period. This impact is derived by taking the current or projected local currency results and translating them into U.S. dollars based upon the foreign currency exchange rates for the applicable comparable period. It does not include any other effect of changes in foreign currency rates on our results or business.
Non-Recurring, Non-cash and Interest Expense Adjustments. We have provided information excluding certain non-cash amortization of acquired intangible assets, including customer and distributor relationships and acquired developed technology related to our acquisitions of TravisMathew and OGIO (together, the “Acquisitions”). While the amortization of acquired intangible assets is excluded from the calculation of non-GAAP net income, the revenue and operating costs associated with these acquired companies is reflected in non-GAAP net income calculations, as well as the acquired assets that contribute to revenue generation. For specific non-recurring adjustment items, please see the Supplemental Financial Information and Non-GAAP Reconciliation section of this exhibit. Non-recurring adjustments include, among other things subtraction of costs related to a plan intended to optimize organizational efficiencies and decrease operating costs under the separate business structures that are anticipated after the separation of Topgolf (the “Transformation Plan”). Costs incurred related to Non-Recurring and Non-Cash Adjustments are excluded from the measurement of segment profitability for internal and external reporting purposes. In addition, we have added back to certain of our non-GAAP results interest expenses relating to debt incurred at the corporate level that are categorized under discontinued operations in order to burden continuing operations with the full impact of our total term debt.
Adjusted EBITDA. We have provided information about its results excluding interest, taxes, depreciation and amortization expenses, stock compensation expense, non-cash lease amortization expense, and the non-recurring and non-cash items referenced above.
In addition, we have included in this exhibit a reconciliation of certain non-GAAP information to the most directly comparable GAAP information. The non-GAAP information presented in this exhibit should not be considered in isolation or as a substitute for any measure derived in accordance with GAAP. The non-GAAP information may also be inconsistent with the manner in which similar measures are derived or used by other companies. Management uses such non-GAAP information for financial and operational decision-making purposes and as a means to evaluate period-over-period comparisons and in forecasting our business going forward. Management believes that the presentation of such non-GAAP information, when considered in conjunction with the most directly comparable GAAP information, provides additional useful comparative information for investors in their assessment of the underlying performance, and, in some cases, financial condition, of our business with regard to these items.

CALLAWAY GOLF COMPANY
CONSOLIDATED NET SALES AND OPERATING SEGMENT INFORMATION
(In millions)
(Unaudited)

	Net Sales by Category
	Three Months Ended March 31,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
Golf Clubs	$340.0	$345.9	$(5.9)	(1.7%)	(0.5%)
Golf Balls	103.9	104.2	(0.3)	(0.3%)	0.6%
Apparel	98.0	100.6	(2.6)	(2.6%)	(1.5%)
Gear, Accessories & Other	87.7	89.0	(1.3)	(1.5%)	(0.2%)
Total net sales	$629.6	$639.7	$(10.1)	(1.6%)	(0.5%)

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.

	Net Sales by Region
	Three Months Ended March 31,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
United States	$416.1	$422.5	$(6.4)	(1.5%)	(1.5%)
Europe	64.3	63.2	1.1	1.7%	3.8%
Asia	106.8	108.9	(2.1)	(1.9%)	1.3%
Rest of world	42.4	45.1	(2.7)	(6.0%)	(0.9%)
Total net sales	$629.6	$639.7	$(10.1)	(1.6%)	(0.5%)

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.

	Operating Segment Information
	Three Months Ended March 31,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
Golf Equipment	$443.9	$450.1	$(6.2)	(1.4%)	(0.3%)
Apparel, Gear and Other	185.7	189.6	(3.9)	(2.1%)	(0.9%)
Total net sales	$629.6	$639.7	$(10.1)	(1.6%)	(0.5%)

Segment operating income (loss):
Golf Equipment	$101.8	$82.2	$19.6	23.8%
Apparel, Gear and Other	35.4	36.1	(0.7)	(1.9%)
Total segment operating income (loss)	137.2	118.3	18.9	16.0%
Non-recurring items (2)	(1.3)	(2.9)	1.6	(55.2%)
Corporate costs and expenses (3)	(32.8)	(36.6)	3.8	(10.4%)
Total operating income (loss)	103.1	78.8	24.3	30.8%
Interest expense, net	(14.9)	(17.3)	2.4	(13.9%)
Other income, net	2.4	3.9	(1.5)	(38.5%)
Total income (loss) from continuing operations, before income taxes	$90.6	$65.4	$25.2	38.5%

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.
(2) Includes certain non-recurring and non-cash items as described in the schedules to this exhibit.
(3) Includes corporate general and administrative expenses not utilized by management in determining segment profitability. Corporate costs and expenses also includes adjustments for discontinued operations related to indirect costs that were previously allocated to the Topgolf and Jack Wolfskin businesses.

CALLAWAY GOLF COMPANY
SUPPLEMENTAL FINANCIAL INFORMATION AND NON-GAAP RECONCILIATION
(In millions, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2025				2024
	GAAP	Non-Cash Acquisition-related Amortization	Non-Recurring Items (1)	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Non-Recurring Items	Non- GAAP
Net sales	$629.6	$—	$—	$629.6	$639.7	$—	$—	$639.7
Cost of sales	346.0	—	0.3	345.7	361.5	—	—	361.5
Gross profit	$283.6	$—	$(0.3)	$283.9	$278.2	$—	$—	$278.2
Gross Margin	45.0%			45.1%	43.5%			43.5%

(1) Non-recurring items from continuing operations primarily includes restructuring and reorganization costs.

	Three Months Ended March 31,
	2025				2024
	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items (1)	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items (2)	Non- GAAP
Income (loss) from continuing operations	$103.1	$(0.1)	$(1.2)	$104.4	$78.8	$(0.1)	$(2.8)	$81.7
Net income (loss) from continuing operations	$63.4	$—	$6.3	$57.1	$56.9	$(0.1)	$3.1	$53.9

(1) Non-recurring items from continuing operations primarily include $0.7 million of restructuring charges related to the Transformation Plan. In addition, $9.5 million of term loan interest expense incurred at the corporate level and included as part of discontinued operations is reflected as part of continuing operations in order to show the full effect of consolidated interest expense.

(2) Non-recurring items from continuing operations primarily include $4.7 million in charges related to our 2024 debt repricing, $1.0 million of costs related to a cybersecurity incident, and $0.5 million in IT integration charges including costs associated with the implementation of a new cloud based HRM system. In addition, $11.5 million of term loan interest expense incurred at the corporate level and included in discontinued operations is reflected as part of continuing operations in order to show the full effect of consolidated interest expense.

	Three Months Ended March 31,
	2025				2024
	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items	Non- GAAP
Diluted earnings (loss) per share from continuing operations (1)	$0.33	$—	$0.03	$0.30	$0.29	$—	$0.01	$0.28
Weighted-average shares outstanding - diluted	198.2	198.2	198.2	198.2	199.1	199.1	199.1	199.1

(1) When aggregated, earnings per share amounts may not add across due to rounding.

CALLAWAY GOLF COMPANY
CONSOLIDATED NET SALES AND OPERATING SEGMENT INFORMATION
(In millions)
(Unaudited)

	Net Sales by Category
	Three Months Ended June 30,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
Golf Clubs	$312.7	$310.2	$2.5	0.8%	(0.6%)
Golf Balls	99.1	103.8	(4.7)	(4.5%)	(5.4%)
Apparel	104.4	111.7	(7.3)	(6.5%)	(7.1%)
Gear, Accessories & Other	84.2	88.6	(4.4)	(5.0%)	(5.5%)
Total net sales	$600.4	$614.3	$(13.9)	(2.3%)	(3.3%)

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.

	Net Sales by Region
	Three Months Ended June 30,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
United States	$401.1	$421.0	$(19.9)	(4.7%)	(4.7%)
Europe	64.6	53.2	11.4	21.4%	14.8%
Asia	91.9	97.3	(5.4)	(5.5%)	(9.0%)
Rest of world	42.8	42.8	—	—%	1.2%
Total net sales	$600.4	$614.3	$(13.9)	(2.3%)	(3.3%)

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.

	Operating Segment Information
	Three Months Ended June 30,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
Golf Equipment	$411.8	$414.0	$(2.2)	(0.5%)	(1.8%)
Apparel, Gear and Other	188.6	200.3	(11.7)	(5.8%)	(6.4%)
Total net sales	$600.4	$614.3	$(13.9)	(2.3%)	(3.3%)

Segment operating income (loss):
Golf Equipment	$76.2	$77.5	$(1.3)	(1.7%)
Apparel, Gear and Other	29.3	36.9	(7.6)	(20.6%)
Total segment operating income (loss)	105.5	114.4	(8.9)	(7.8%)
Non-recurring items (2)	(0.9)	(2.0)	1.1	(55.0%)
Corporate costs and expenses (3)	(30.3)	(25.7)	(4.6)	17.9%
Total operating income (loss)	74.3	86.7	(12.4)	(14.3%)
Interest expense, net	(15.2)	(15.9)	0.7	(4.4%)
Other income, net	(0.5)	10.9	(11.4)	(104.6%)
Total income (loss) from continuing operations, before income taxes	$58.6	$81.7	$(23.1)	(28.3%)

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.
(2) Includes certain non-recurring and non-cash items as described in the schedules to this exhibit.
(3) Includes corporate general and administrative expenses not utilized by management in determining segment profitability. Corporate costs and expenses also includes adjustments for discontinued operations related to indirect costs that were previously allocated to the Topgolf and Jack Wolfskin businesses.

CALLAWAY GOLF COMPANY
CONSOLIDATED NET SALES AND OPERATING SEGMENT INFORMATION
(In millions)
(Unaudited)

	Net Sales by Category
	Six Months Ended June 30,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
Golf Clubs	$652.7	$656.1	$(3.4)	(0.5%)	(0.6%)
Golf Balls	203.0	208.0	(5.0)	(2.4%)	(2.4%)
Apparel	202.4	212.3	(9.9)	(4.7%)	(4.4%)
Gear, Accessories & Other	171.9	177.6	(5.7)	(3.2%)	(2.9%)
Total net sales	$1,230.0	$1,254.0	$(24.0)	(1.9%)	(1.9%)

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.

	Net Sales by Region
	Six Months Ended June 30,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
United States	$817.2	$843.5	$(26.3)	(3.1%)	(3.1%)
Europe	128.9	116.4	12.5	10.7%	8.8%
Asia	198.7	206.2	(7.5)	(3.6%)	(3.6%)
Rest of world	85.2	87.9	(2.7)	(3.1%)	0.1%
Total net sales	$1,230.0	$1,254.0	$(24.0)	(1.9%)	(1.9%)

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.

	Operating Segment Information
	Six Months Ended June 30,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
Golf Equipment	$855.7	$864.1	$(8.4)	(1.0%)	(1.0%)
Apparel, Gear and Other	374.3	389.9	(15.6)	(4.0%)	(3.7%)
Total net sales	$1,230.0	$1,254.0	$(24.0)	(1.9%)	(1.9%)

Segment operating income:
Golf Equipment	$178.0	$159.7	$18.3	11.5%
Apparel, Gear and Other	64.7	73.0	(8.3)	(11.4)%
Total segment operating income	242.7	232.7	10.0	4.3%
Non-recurring items (2)	(2.2)	(4.9)	2.7	(55.1)%
Corporate costs and expenses (3)	(63.1)	(62.3)	(0.8)	1.3%
Total operating income	177.4	165.5	11.9	7.2%
Interest expense, net	(30.1)	(33.2)	3.1	(9.3)%
Other income, net	1.9	14.8	(12.9)	(87.2)%
Total income (loss) from continuing operations, before income taxes	$149.2	$147.1	$2.1	1.4%

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.
(2) Includes certain non-recurring and non-cash items as described in the schedules to this exhibit.
(3) Includes corporate general and administrative expenses not utilized by management in determining segment profitability. Corporate costs and expenses also includes adjustments for discontinued operations related to indirect costs that were previously allocated to the Topgolf and Jack Wolfskin businesses.

CALLAWAY GOLF COMPANY
SUPPLEMENTAL FINANCIAL INFORMATION AND NON-GAAP RECONCILIATION
(In millions, except per share data)
(Unaudited)

	Three Months Ended June 30,
	2025				2024
	GAAP	Non-Cash Acquisition-related Amortization	Non-Recurring Items (1)	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Non-Recurring Items	Non- GAAP
Net sales	$600.4	$—	$—	$600.4	$614.3	$—	$—	$614.3
Cost of sales	337.0	—	0.1	336.9	340.9	—	—	340.9
Gross profit	$263.4	$—	$(0.1)	$263.5	$273.4	$—	$—	$273.4
Gross Margin	43.9%			43.9%	44.5%			44.5%

(1) Non-recurring items from continuing operations primarily includes costs incurred to centralize warehousing and distribution operations to achieve synergies in connection with the Company’s acquisitions.

	Three Months Ended June 30,
	2025				2024
	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items (1)	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items (2)	Non- GAAP
Income (loss) from continuing operations	$74.3	$(0.1)	$(0.8)	$75.2	$86.7	$(0.3)	$(1.7)	$88.7
Net income (loss) from continuing operations	$45.5	$(0.1)	$6.7	$38.9	$99.4	$(0.2)	$6.9	$92.7

(1) Non-recurring items from continuing operations primarily include $0.5 million of restructuring charges related to the Transformation Plan. In addition, $9.6 million of term loan interest expense incurred at the corporate level and included as part of discontinued operations is reflected as part of continuing operations in order to show the full effect of consolidated interest expense.

(2) Non-recurring items from continuing operations primarily include $1.3 million in IT integration charges including costs associated with the implementation of a new cloud based HRM system. In addition, $10.8 million of term loan interest expense incurred at the corporate level and included in discontinued operations is reflected as part of continuing operations in order to show the full effect of consolidated interest expense.

	Three Months Ended June 30,
	2025				2024
	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items	Non- GAAP
Diluted earnings (loss) per share from continuing operations (1)	$0.24	$—	$0.04	$0.20	$0.51	$—	$0.04	$0.47
Weighted-average shares outstanding - diluted	199.6	199.6	199.6	199.6	199.6	199.6	199.6	199.6

(1) When aggregated, earnings per share amounts may not add across due to rounding.

CALLAWAY GOLF COMPANY
SUPPLEMENTAL FINANCIAL INFORMATION AND NON-GAAP RECONCILIATION
(In millions, except per share data)
(Unaudited)

	Six Months Ended June 30,
	2025				2024
	GAAP	Non-Cash Acquisition-related Amortization	Non-Recurring Items (1)	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Non-Recurring Items	Non- GAAP
Net sales	$1,230.0	$—	$—	$1,230.0	$1,254.0	$—	$—	$1,254.0
Cost of sales	683.0	—	0.4	682.6	702.4	—	—	702.4
Gross profit	$547.0	$—	$(0.4)	$547.4	$551.6	$—	$—	$551.6
Gross Margin	44.5%			44.5%	44.0%			44.0%

(1) Non-recurring items from continuing operations primarily includes restructuring and reorganization costs.

	Six Months Ended June 30,
	2025				2024
	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items (1)	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items (2)	Non- GAAP
Income (loss) from continuing operations	$177.4	$(0.2)	$(2.0)	$179.6	$165.5	$(0.4)	$(4.5)	$170.4
Net income (loss) from continuing operations	$108.9	$(0.1)	$13.0	$96.0	$156.3	$(0.3)	$10.0	$146.6

(1) Non-recurring items from continuing operations primarily include $1.2 million of restructuring charges related to the Transformation Plan and costs incurred to centralize warehousing and distribution operations to achieve synergies in connection with the Company’s acquisitions. In addition, $19.1 million of term loan interest expense incurred at the corporate level and included as part of discontinued operations is reflected as part of continuing operations in order to show the full effect of consolidated interest expense.

(2) Non-recurring items from continuing operations primarily include $4.7 million in charges related to our 2024 debt repricing, $1.2 million of costs related to a cybersecurity incident, and $1.8 million in IT integration charges including costs associated with the implementation of a new cloud based HRM system. In addition, $22.3 million of term loan interest expense incurred at the corporate level and included in discontinued operations is reflected as part of continuing operations in order to show the full effect of consolidated interest expense.

	Six Months Ended June 30,
	2025				2024
	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items	Non- GAAP
Diluted earnings (loss) per share from continuing operations (1)	$0.56	$—	$0.06	$0.50	$0.80	$—	$0.05	$0.75
Weighted-average shares outstanding - diluted	199.0	199.0	199.0	199.0	199.4	199.4	199.4	199.4

(1) When aggregated, earnings per share amounts may not add across due to rounding.

CALLAWAY GOLF COMPANY
CONSOLIDATED NET SALES AND OPERATING SEGMENT INFORMATION
(In millions)
(Unaudited)

	Net Sales by Category
	Three Months Ended September 30,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
Golf Clubs	$234.1	$226.0	$8.1	3.6%	(3.1%)
Golf Balls	71.4	67.7	3.7	5.5%	5.3%
Apparel	96.7	98.8	(2.1)	(2.1%)	(1.8%)
Gear, Accessories & Other	60.4	59.8	0.6	1.0%	0.8%
Total net sales	$462.6	$452.3	$10.3	2.3%	2.0%

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.

	Net Sales by Region
	Three Months Ended September 30,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
United States	$301.9	$296.5	$5.4	1.8%	1.8%
Europe	45.1	38.5	6.6	17.1%	11.7%
Asia	90.4	93.3	(2.9)	(3.1%)	(2.4%)
Rest of world	25.2	24.0	1.2	5.0%	6.3%
Total net sales	$462.6	$452.3	$10.3	2.3%	2.0%

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.

	Operating Segment Information
	Three Months Ended September 30,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
Golf Equipment	$305.5	$293.7	$11.8	4.0%	3.6%
Apparel, Gear and Other	157.1	158.6	(1.5)	(0.9%)	(0.8%)
Total net sales	$462.6	$452.3	$10.3	2.3%	2.0%

Segment operating income (loss):
Golf Equipment	$23.3	$26.8	$(3.5)	(13.1%)
Apparel, Gear and Other	13.7	17.5	(3.8)	(21.7%)
Total segment operating income (loss)	37.0	44.3	(7.3)	(16.5%)
Non-recurring items (2)	(0.5)	(1.3)	0.8	(61.5%)
Corporate costs and expenses (3)	(31.7)	(31.0)	(0.7)	2.3%
Total operating income (loss)	4.8	12.0	(7.2)	(60.0%)
Interest expense, net	(14.9)	(15.1)	0.2	(1.3%)
Other income, net	8.7	(0.8)	9.5	n/m
Total income (loss) from continuing operations, before income taxes	$(1.4)	$(3.9)	$2.5	(64.1%)

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.
(2) Includes certain non-recurring and non-cash items as described in the schedules to this exhibit.
(3) Includes corporate general and administrative expenses not utilized by management in determining segment profitability. Corporate costs and expenses also includes adjustments for discontinued operations related to indirect costs that were previously allocated to the Topgolf and Jack Wolfskin businesses.

CALLAWAY GOLF COMPANY
CONSOLIDATED NET SALES AND OPERATING SEGMENT INFORMATION
(In millions)
(Unaudited)

	Net Sales by Category
	Nine Months Ended September 30,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
Golf Clubs	$886.8	$882.1	$4.7	0.5%	0.4%
Golf Balls	274.4	275.7	(1.3)	(0.5%)	(0.5%)
Apparel	299.1	311.1	(12.0)	(3.9%)	(3.6%)
Gear, Accessories & Other	232.3	237.4	(5.1)	(2.1%)	(1.9%)
Total net sales	$1,692.6	$1,706.3	$(13.7)	(0.8%)	(0.8%)

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.

	Net Sales by Region
	Nine Months Ended September 30,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
United States	$1,119.1	$1,140.0	$(20.9)	(1.8%)	(1.8%)
Europe	174.0	154.9	19.1	12.3%	9.6%
Asia	289.1	299.5	(10.4)	(3.5%)	(3.2%)
Rest of world	110.4	111.9	(1.5)	(1.3%)	1.4%
Total net sales	$1,692.6	$1,706.3	$(13.7)	(0.8%)	(0.8%)

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.

	Operating Segment Information
	Nine Months Ended September 30,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
Golf Equipment	$1,161.2	$1,157.8	$3.4	0.3%	0.1%
Apparel, Gear and Other	531.4	548.5	(17.1)	(3.1%)	(2.9%)
Total net sales	$1,692.6	$1,706.3	$(13.7)	(0.8%)	(0.8%)

Segment operating income:
Golf Equipment	$201.3	$186.5	$14.8	7.9%
Apparel, Gear and Other	78.4	90.5	(12.1)	(13.4)%
Total segment operating income	279.7	277.0	2.7	1.0%
Non-recurring items (2)	(2.7)	(6.2)	3.5	(56.5)%
Corporate costs and expenses (3)	(94.8)	(93.3)	(1.5)	1.6%
Total operating income	182.2	177.5	4.7	2.6%
Interest expense, net	(45.0)	(48.3)	3.3	(6.8)%
Other (expense) income, net	10.6	14.0	(3.4)	(24.3)%
Total income (loss) from continuing operations, before income taxes	$147.8	$143.2	$4.6	3.2%

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.
(2) Includes certain non-recurring and non-cash items as described in the schedules to this exhibit.
(3) Includes corporate general and administrative expenses not utilized by management in determining segment profitability. Corporate costs and expenses also includes adjustments for discontinued operations related to indirect costs that were previously allocated to the Topgolf and Jack Wolfskin businesses.

CALLAWAY GOLF COMPANY
SUPPLEMENTAL FINANCIAL INFORMATION AND NON-GAAP RECONCILIATION
(In millions, except per share data)
(Unaudited)

	Three Months Ended September 30,
	2025				2024
	GAAP	Non-Cash Acquisition-related Amortization	Non-Recurring Items	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Non-Recurring Items (1)	Non- GAAP
Net sales	$462.6	$—	$—	$462.6	$452.3	$—	$—	$452.3
Cost of sales	278.3	—	—	278.3	263.0	—	0.4	262.6
Gross profit	$184.3	$—	$—	$184.3	$189.3	$—	$(0.4)	$189.7
Gross Margin	39.8%			39.8%	41.9%			41.9%

(1) Non-recurring items from continuing operations includes $0.3 million of costs incurred to centralize warehousing and distribution operations to achieve synergies in connection with the Company’s acquisitions.

	Three Months Ended September 30,
	2025				2024
	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items (1)	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items (2)	Non- GAAP
Income (loss) from continuing operations	$4.8	$(0.2)	$(0.3)	$5.3	$12.0	$(0.1)	$(1.2)	$13.3
Net income (loss) from continuing operations	$(4.1)	$(0.2)	$7.2	$(11.1)	$31.0	$(0.1)	$7.4	$23.7

(1) Non-recurring items from continuing operations primarily include $0.2 million of restructuring and reorganization charges. In addition, $9.7 million of term loan interest expense incurred at the corporate level and included as part of discontinued operations is reflected as part of continuing operations in order to show the full effect of consolidated interest expense.

(2) Non-recurring items from continuing operations primarily include $0.6 million of restructuring and reorganization charges related to the Transformation Plan, $0.3 million of IT integration charges including costs associated with the implementation of a new cloud based HRM system, and costs incurred to centralize warehousing and distribution operations to achieve synergies in connection with the Company’s acquisitions. In addition, $10.9 million of term loan interest expense incurred at the corporate level and included in discontinued operations is reflected as part of continuing operations in order to show the full effect of consolidated interest expense.

	Three Months Ended September 30,
	2025				2024
	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items	Non- GAAP
Diluted earnings (loss) per share from continuing operations (1)	$(0.02)	$—	$0.04	$(0.06)	$0.16	$—	$0.03	$0.13
Weighted-average shares outstanding - diluted (2)	183.9	183.9	183.9	183.9	199.6	199.6	199.6	199.6

(1) When aggregated, earnings per share amounts may not add across due to rounding.
(2) For the three months ended September 30, 2025, weighted-average diluted shares outstanding is equivalent to weighted-average basic shares outstanding due to a net loss position.

CALLAWAY GOLF COMPANY
SUPPLEMENTAL FINANCIAL INFORMATION AND NON-GAAP RECONCILIATION
(In millions, except per share data)
(Unaudited)

	Nine Months Ended September 30,
	2025				2024
	GAAP	Non-Cash Acquisition-related Amortization	Non-Recurring Items (1)	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Non-Recurring Items (2)	Non- GAAP
Net sales	$1,692.6	$—	$—	$1,692.6	$1,706.3	$—	$—	$1,706.3
Cost of sales	961.3	—	0.4	960.9	965.4	—	0.4	965.0
Gross profit	$731.3	$—	$(0.4)	$731.7	$740.9	$—	$(0.4)	$741.3
Gross Margin	43.2%			43.2%	43.4%			43.4%

(1) Non-recurring items from continuing operations primarily includes restructuring and reorganization costs.
(2) Non-recurring items from continuing operations primarily includes costs incurred to centralize warehousing and distribution operations to achieve synergies in connection with the Company’s acquisitions.

	Nine Months Ended September 30,
	2025				2024
	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items (1)	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items (2)	Non- GAAP
Income (loss) from continuing operations	$182.2	$(0.4)	$(2.3)	$184.9	$177.5	$(0.5)	$(5.7)	$183.7
Net income (loss) from continuing operations	$104.8	$(0.3)	$20.2	$84.9	$187.3	$(0.4)	$17.4	$170.3

(1) Non-recurring items from continuing operations primarily include $1.4 million of restructuring and reorganization charges and costs incurred to centralize warehousing and distribution operations to achieve synergies in connection with the Company’s acquisitions. In addition, $28.8 million of term loan interest expense incurred at the corporate level and included as part of discontinued operations is reflected as part of continuing operations in order to show the full effect of consolidated interest expense.

(2) Non-recurring items from continuing operations primarily include $4.7 million in charges related to our 2024 debt repricing, $1.3 million of costs related to a cybersecurity incident, $2.1 million in IT integration charges including costs associated with the implementation of a new cloud based HRM system, $0.6 million of restructuring and reorganization charges, and costs incurred to centralize warehousing and distribution operations to achieve synergies in connection with the Company’s acquisitions. In addition, $33.2 million of term loan interest expense incurred at the corporate level and included in discontinued operations is reflected as part of continuing operations in order to show the full effect of consolidated interest expense.

	Nine Months Ended September 30,
	2025				2024
	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items	Non- GAAP
Diluted earnings (loss) per share from continuing operations (1)	$0.55	$—	$0.10	$0.45	$0.96	$—	$0.08	$0.88
Weighted-average shares outstanding - diluted	199.8	199.8	199.8	199.8	199.3	199.3	199.3	199.3

(1) When aggregated, earnings per share amounts may not add across due to rounding.

CALLAWAY GOLF COMPANY
CONSOLIDATED NET SALES AND OPERATING SEGMENT INFORMATION
(In millions)
(Unaudited)

	Net Sales by Category
	Three Months Ended December 31,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
Golf Clubs	$166.1	$178.8	$(12.7)	(7.1%)	(7.3%)
Golf Balls	47.8	46.1	1.7	3.7%	3.5%
Apparel	99.7	94.5	5.2	5.5%	6.1%
Gear, Accessories & Other	53.9	52.0	1.9	3.7%	3.1%
Total net sales	$367.5	$371.4	$(3.9)	(1.1%)	(1.1%)

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.

	Net Sales by Region
	Three Months Ended December 31,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
United States	$244.2	$241.1	$3.1	1.3%	1.3%
Europe	29.8	27.2	2.6	9.6%	3.7%
Asia	74.0	79.6	(5.6)	(7.0%)	(5.4%)
Rest of world	19.5	23.5	(4.0)	(17.0%)	(16.6%)
Total net sales	$367.5	$371.4	$(3.9)	(1.1%)	(1.1%)

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.

	Operating Segment Information
	Three Months Ended December 31,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
Golf Equipment	$213.9	$224.9	$(11.0)	(4.9%)	(5.1%)
Apparel, Gear and Other	153.6	146.5	7.1	4.8%	5.1%
Total net sales	$367.5	$371.4	$(3.9)	(1.1%)	(1.1%)

Segment operating income (loss):
Golf Equipment	$(31.2)	$(2.8)	$(28.4)	n/m
Apparel, Gear and Other	9.4	9.0	0.4	4.4%
Total segment operating income (loss)	(21.8)	6.2	(28.0)	n/m
Non-recurring items (2)	(3.3)	(2.2)	(1.1)	50.0%
Corporate costs and expenses (3)	(29.0)	(28.6)	(0.4)	1.4%
Total operating income (loss)	(54.1)	(24.6)	(29.5)	119.9%
Interest expense, net	(15.6)	(14.7)	(0.9)	6.1%
Other income, net	9.5	7.6	1.9	25.0%
Total income (loss) from continuing operations, before income taxes	$(60.2)	$(31.7)	$(28.5)	89.9%

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.
(2) Includes certain non-recurring and non-cash items as described in the schedules to this exhibit.
(3) Includes corporate general and administrative expenses not utilized by management in determining segment profitability. Corporate costs and expenses also includes adjustments for discontinued operations related to indirect costs that were previously allocated to the Topgolf and Jack Wolfskin businesses.

CALLAWAY GOLF COMPANY
CONSOLIDATED NET SALES AND OPERATING SEGMENT INFORMATION
(In millions)
(Unaudited)

	Net Sales by Category
	Twelve Months Ended December 31,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
Golf Clubs	$1,052.9	$1,060.9	$(8.0)	(0.8%)	(0.9%)
Golf Balls	322.2	321.8	0.4	0.1%	0.1%
Apparel	398.8	405.6	(6.8)	(1.7%)	(1.3%)
Gear, Accessories & Other	286.2	289.4	(3.2)	(1.1%)	(1.0%)
Total net sales	$2,060.1	$2,077.7	$(17.6)	(0.8%)	(0.9%)

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.

	Net Sales by Region
	Twelve Months Ended December 31,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
United States	$1,363.3	$1,381.1	$(17.8)	(1.3%)	(1.3%)
Europe	203.8	182.1	21.7	11.9%	8.7%
Asia	363.1	379.1	(16.0)	(4.2%)	(3.7%)
Rest of world	129.9	135.4	(5.5)	(4.1%)	(1.7%)
Total net sales	$2,060.1	$2,077.7	$(17.6)	(0.8%)	(0.9%)

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.

	Operating Segment Information
	Twelve Months Ended December 31,		Growth/(Decline)		Constant Currency vs. 2024 (1)
	2025	2024	Dollars	Percent	Percent
Net sales:
Golf Equipment	$1,375.1	$1,382.7	$(7.6)	(0.5%)	(0.7%)
Apparel, Gear and Other	685.0	695.0	(10.0)	(1.4%)	(1.2%)
Total net sales	$2,060.1	$2,077.7	$(17.6)	(0.8%)	(0.9%)

Segment operating income:
Golf Equipment	$170.1	$183.7	$(13.6)	(7.4)%
Apparel, Gear and Other	87.8	99.5	(11.7)	(11.8)%
Total segment operating income	257.9	283.2	(25.3)	(8.9)%
Non-recurring items (2)	(6.0)	(8.4)	2.4	(28.6)%
Corporate costs and expenses (3)	(123.8)	(121.9)	(1.9)	1.6%
Total operating income	128.1	152.9	(24.8)	(16.2)%
Interest expense, net	(60.6)	(63.0)	2.4	(3.8)%
Other income, net	20.1	21.6	(1.5)	(6.9)%
Total income (loss) from continuing operations, before income taxes	$87.6	$111.5	$(23.9)	(21.4)%

(1) Calculated by applying 2024 exchange rates to 2025 reported net sales in regions outside the U.S.
(2) Includes certain non-recurring and non-cash items as described in the schedules to this exhibit.
(3) Includes corporate general and administrative expenses not utilized by management in determining segment profitability. Corporate costs and expenses also includes adjustments for discontinued operations related to indirect costs that were previously allocated to the Topgolf and Jack Wolfskin businesses.

CALLAWAY GOLF COMPANY
SUPPLEMENTAL FINANCIAL INFORMATION AND NON-GAAP RECONCILIATION
(In millions, except per share data)
(Unaudited)

	Three Months Ended December 31,
	2025					2024
	GAAP	Non-Cash Acquisition-related Amortization	Tax Valuation Allowance	Non-Recurring Items (1)	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Non-Recurring Items (2)	Non- GAAP
Net sales	$367.5	$—	$—	$—	$367.5	$371.4	$—	$—	$371.4
Cost of sales	231.2	—	—	1.1	230.1	225.3	—	1.0	224.3
Gross profit	$136.3	$—	$—	$(1.1)	$137.4	$146.1	$—	$(1.0)	$147.1
Gross Margin	37.1%				37.4%	39.3%			39.6%

(1) Non-recurring items from continuing operations includes $1.1 million of restructuring charges related to the Transformation Plan.
(2) Non-recurring items from continuing operations includes $1.0 million of costs incurred to centralize warehousing and distribution operations to achieve synergies in connection with the Company’s acquisitions.

	Three Months Ended December 31,
	2025					2024
	GAAP	Non-Cash Acquisition-related Amortization	Tax Valuation Allowance (3)	Interest Expense & Non-Recurring Items (1)	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items (2)	Non- GAAP
Income (loss) from continuing operations	$(54.1)	$(0.2)	$—	$(3.1)	$(50.8)	$(24.6)	$(0.1)	$(2.1)	$(22.4)
Net income (loss) from continuing operations	$(66.0)	$(0.2)	$(24.0)	$4.7	$(46.5)	$(93.9)	$(0.1)	$6.2	$(100.0)

(1) Non-recurring items from continuing operations primarily include $3.7 million of restructuring charges related to the Transformation Plan. In addition, $9.3 million of term loan interest expense incurred at the corporate level and included as part of discontinued operations is reflected as part of continuing operations in order to show the full effect of consolidated interest expense.

(2) Non-recurring items from continuing operations primarily include $2.1 million of restructuring and reorganization charges related to the Transformation Plan. In addition, $10.2 million of term loan interest expense incurred at the corporate level and included in discontinued operations is reflected as part of continuing operations in order to show the full effect of consolidated interest expense.

(3) During the fourth quarter of fiscal year 2025, we established valuation allowances on certain U.S. deferred tax assets in both continuing and discontinued operations.

	Three Months Ended December 31,
	2025					2024
	GAAP	Non-Cash Acquisition-related Amortization	Tax Valuation Allowance	Interest Expense & Non-Recurring Items	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items	Non- GAAP
Diluted earnings (loss) per share from continuing operations (1)	$(0.36)	$—	$(0.13)	$0.03	$(0.25)	$(0.51)	$—	$0.03	$(0.54)
Weighted-average shares outstanding - diluted	183.9	183.9	183.9	183.9	183.9	183.7	183.7	183.7	183.7

(1) When aggregated, earnings per share amounts may not add across due to rounding.

CALLAWAY GOLF COMPANY
SUPPLEMENTAL FINANCIAL INFORMATION AND NON-GAAP RECONCILIATION
(In millions, except per share data)
(Unaudited)

	Twelve months ended December 31,
	2025					2024
	GAAP	Non-Cash Acquisition-related Amortization	Tax Valuation Allowance	Non-Recurring Items (1)	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Non-Recurring Items (2)	Non- GAAP
Net sales	$2,060.1	$—	$—	$—	$2,060.1	$2,077.7	$—	$—	$2,077.7
Cost of sales	1,192.5	—	—	1.5	1,191.0	1,190.7	—	1.4	1,189.3
Gross profit	$867.6	$—	$—	$(1.5)	$869.1	$887.0	$—	$(1.4)	$888.4
Gross Margin	42.1%				42.2%	42.7%			42.8%

(1) Non-recurring items from continuing operations primarily includes $1.1 million of restructuring charges related to the Transformation Plan.
(2) Non-recurring items from continuing operations primarily includes $1.3 million of costs incurred to centralize warehousing and distribution operations to achieve synergies in connection with the Company’s acquisitions.

	Twelve months ended December 31,
	2025					2024
	GAAP	Non-Cash Acquisition-related Amortization	Tax Valuation Allowance (3)	Interest Expense & Non-Recurring Items (1)	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items (2)	Non- GAAP
Income (loss) from continuing operations	$128.1	$(0.6)	$—	$(5.4)	$134.1	$152.9	$(0.6)	$(7.8)	$161.3
Net income (loss) from continuing operations	$38.8	$(0.5)	$(24.0)	$24.9	$38.4	$93.4	$(0.5)	$23.6	$70.3

(1) Non-recurring items from continuing operations primarily include $5.5 million of restructuring charges related to the Transformation Plan. In addition, $38.2 million of term loan interest expense incurred at the corporate level and included in discontinued operations is reflected as part of continuing operations in order to show the full effect of consolidated interest expense.

(2) Non-recurring items from continuing operations primarily include $4.7 million in charges related to our 2024 debt repricing, $1.2 million of restructuring and reorganization charges related to the Transformation Plan, $2.1 million in IT integration charges including costs associated with the implementation of a new cloud based HRM system, $1.4 million in IT costs related to a cybersecurity incident, and $1.3 million of costs incurred to centralize warehousing and distribution in connection with the sales of Jack Wolfskin and Topgolf which occurred in 2025. In addition, $43.5 million of term loan interest expense incurred at the corporate level and included in discontinued operations is reflected as part of continuing operations in order to show the full effect of consolidated interest expense.

(3) During the fourth quarter of fiscal year 2025, we established valuation allowances on certain U.S. deferred tax assets in both continuing and discontinued operations.

	Twelve months ended December 31,
	2025					2024
	GAAP	Non-Cash Acquisition-related Amortization	Tax Valuation Allowance	Interest Expense & Non-Recurring Items	Non- GAAP	GAAP	Non-Cash Acquisition-related Amortization	Interest Expense & Non-Recurring Items	Non- GAAP
Diluted earnings (loss) per share from continuing operations (1)	$0.21	$—	$(0.13)	$0.13	$0.21	$0.50	$—	$0.13	$0.38
Weighted-average shares outstanding - diluted	185.7	185.7	185.7	185.7	185.7	199.3	184.6	184.6	184.6

(1) When aggregated, earnings per share amounts may not add across due to rounding.

CALLAWAY GOLF COMPANY
SUPPLEMENTAL FINANCIAL INFORMATION AND NON-GAAP RECONCILIATION
(In millions, except per share data)
(Unaudited)

	2025 Trailing Twelve Month Adjusted EBITDA					2024 Trailing Twelve Month Adjusted EBITDA
	Quarter Ended					Quarter Ended
	March 31,	June 30,	September 30,	December 31,		March 31,	June 30,	September 30,	December 31,
	2025	2025	2025	2025	Total	2024	2024	2024	2024	Total
Net income (loss) from continuing operations	$63.4	$45.5	$(4.1)	$(66.0)	$38.8	$56.9	$99.4	$31.0	$(93.9)	$93.4
Interest expense, net	14.9	15.3	14.8	15.6	60.6	17.3	15.9	15.1	14.7	63.0
Income tax provision (benefit)	27.2	13.1	2.7	5.8	48.8	8.5	(17.8)	(34.8)	62.2	18.1
Non-cash depreciation and amortization expense	11.7	11.2	10.8	10.4	44.1	10.6	10.9	11.3	11.8	44.6
Non-cash stock compensation and stock warrant expense, net	5.9	5.4	5.8	6.7	23.8	8.9	6.0	5.6	7.1	27.6
Non-cash lease amortization expense	0.6	0.6	0.3	0.1	1.6	0.6	0.6	0.4	0.4	2.0
Acquisitions & non-recurring items, before income taxes (1)	1.2	0.9	0.3	2.3	4.7	7.5	1.7	1.2	2.1	12.5
Adjusted EBITDA from continuing operations	$124.9	$92.0	$30.6	$(25.1)	$222.4	$110.3	$116.7	$29.8	$4.4	$261.2

(1) In 2025, amounts primarily include restructuring and reorganization charges related to the Transformation Plan. In 2024, amounts include charges related to the 2024 debt repricing, restructuring and reorganization charges related to the Transformation Plan, IT integration costs associated with the implementation of a new cloud based HRM system, IT costs related to a cybersecurity incident, and costs incurred to centralize warehousing and distribution operations to achieve synergies in connection with the Company’s acquisitions.

CALLAWAY GOLF COMPANY
NET DEBT LEVERAGE FOLLOWING TOPGOLF SALE
(In millions)
(Unaudited)

	Net Debt Leverage
	December 31, 2025		December 31, 2024		January 2, 2026 (2)
Total Principal - Long term debt & ABL credit facilities	$1,478.7		$1,476.6		$478.7
Financing lease liabilities	0.8		0.6		0.8
Less: Unrestricted Cash	(903.2)		(445.0)		(680.0)
Total Net Debt (1)	$576.3		$1,032.2		$(200.5)
Trailing Twelve Month Adjusted EBITDA	$222.4		$261.2		$222.4
Total Net Debt Leverage Ratio (1)	2.6	x	4.0	x	(0.9)	x

(1) Total Net Debt and Total Net Debt Leverage Ratio are non-GAAP measures. See “Non-GAAP Information” above for further information on the use of non-GAAP measures.
(2) Unrestricted cash as of January 2, 2026 is an estimate provided for illustrative purposes and is comprised of cash and cash equivalents on hand as of December 31, 2025 plus proceeds from the closing of the Topgolf transaction less payments made on the Term Loan B.